UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Executive Vice President and Chief Financial Officer
On January 5, 2017, the Company announced the appointment of David West Griffin as Executive Vice President and Chief Financial Officer of Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), effective January 5, 2017. Prior to joining the Company, Mr. Griffin, 55, served as President of Renovar Resources LLC since 2015. Mr. Griffin served as the Chief Financial Officer of Energy XXI (Bermuda) Limited (also known as Energy XXI Ltd.) from 2005 to 2014. Mr. Griffin graduated Magna Cum Laude from Dartmouth College in 1983 and received his Masters in Business Administration from Dartmouth College’s Amos Tuck School of Business in 1985.
In connection with this appointment, Mr. Griffin and the Company entered into an Offer Letter of Employment dated December 26, 2016 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Griffin will receive a base salary of $400,000 per annum and will be eligible to earn an annual performance bonus of 150% of his then current base salary based on the Partnership achieving certain financial goals and Mr. Griffin accomplishing certain individual performance goals established by the Board of Directors of the Company (the “Board”). Mr. Griffin will also be eligible to receive a restricted unit award of up to 500,000 phantom units that will be eligible to vest over a four-year period and will be issued pursuant the Partnership’s long-term incentive plan.
There are no family relationships among Mr. Griffin and any directors or officers of the Company. There have been no transactions nor are there any proposed transactions between the Company and Mr. Griffin that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Change in Title of Named Executive Officer

On January 5, 2017, the Company announced that the Board approved a change in title for R. Patrick Murray, II from Executive Vice President, Chief Financial Officer and Secretary to Vice President, Chief Accounting Officer and Secretary. The Compensation Committee did not make any changes to Mr. Murray’s compensation in connection with this change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 5, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.
By: CALUMET GP, LLC, its General Partner

Date: January 5, 2017	By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II Title: Vice President, Chief Accounting Officer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated January 5, 2017.